UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: September 17, 2013

(Date of earliest event reported)

PENSECO FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	000-23777	23-2939222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Washington Avenue, Scranton, Pennsylvania 18503-1848

(Address of principal executive offices) (Zip Code)

(570) 346-7741

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 17, 2013, Penseco Financial Services Corporation (“Penseco”) and Peoples Financial Services Corp. (“Peoples”) entered into an amendment to their Agreement and Plan of Merger dated as of June 28, 2013 (the “Merger Agreement”). Amendment No. 1 to Agreement and Plan of Merger (the “Amendment”) amends Section 4.24 of the Merger Agreement to permit the parties to use their commercially reasonable best efforts to maintain a listing for trading of Peoples’ common stock on the New York Stock Exchange as an alternative to the previously specified NASDAQ Global Market. Accordingly, the Amendment also modifies Sections 1.02(e) of the Merger Agreement, as well as Section 10.3 of the form of bylaws attached to the Merger Agreement as Exhibit 5, to provide that, after the Merger, the independent members on the board of directors of the surviving corporation must now meet the independence requirements of either the new York Stock Exchange Listed Company Manual or the NASDAQ Stock Market Marketplace Rules, as applicable.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

Additional Information About The Merger

In connection with the proposed merger transaction, Peoples has filed a registration statement (Registration No. 333-190587) that includes a preliminary joint proxy statement/prospectus of the Company and Peoples. The registration statement has not yet become effective. The parties will file other relevant documents concerning the merger with the SEC. After the registration statement has been declared effective by the SEC, the parties intend to mail the final joint proxy statement/prospectus to their respective shareholders. The final document, however, is not currently available. WE URGE INVESTORS TO READ THE FINAL JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain these documents free of charge at the SEC’s website, http://www.sec.gov/. In addition, documents filed with the SEC by the Company will be available free of charge by written request to Mr. Patrick Scanlon, Senior Vice President, Finance Division Head, Penn Security Bank & Trust Company, 150 North Washington Avenue, Scranton, Pennsylvania 18503 or oral request to Mr. Scanlon at (570) 346-7741, extension 2316. Documents filed with the SEC by Peoples will be available free of charge by written request to Scott A. Seasock, Senior Vice President & Chief Financial Officer, 82 Franklin Avenue, Hallstead, PA 18822 or oral request to Scott A. Seasock at (570) 879-6122.

The directors, executive officers, and certain other members of management and employees of the Company and Peoples are participants in the solicitation of proxies in favor of the merger from the shareholders of the Company and Peoples. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K filed on March 14, 2013 for the year ended December 31, 2012 (including the definitive proxy statement filed on April 1, 2013, and incorporated by reference therein). Additional information regarding the interests of such participants, as well as information about the directors and executive officers of Peoples will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC if and when they become available.

This document is not an offer to sell shares of Peoples Financial Services Corp. securities which may be issued in the proposed transaction. Such securities are offered only by means of the joint proxy statement/prospectus referred to above.

Item 9.01	Financial Statements and Exhibits.

The following exhibit is filed with this Form 8-K:

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of September 17, 2013, between Penseco Financial Services Corporation and Peoples Financial Services Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENSECO FINANCIAL SERVICES CORPORATION

Date: September 18, 2013	By:	/s/ Craig W. Best
	Name:	Craig W. Best
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of September 17, 2013, between Penseco Financial Services Corporation and Peoples Financial Services Corp.